Exhibit 23.8

                                   CONSENT OF
                                  GARY J. MYLES

         I hereby consent to "Gary J. Myles" being named as a director in Post Effective Amendment No. 2 to the Registration Statement of Cadence Resources Corporation on Form SB-2, SEC Registration No. 333-110099.

November 10, 2005


                                           /s/ Gary J. Myles
                                           -------------------------------------
                                           Gary J. Myles